Exhibit 99.1

onsemi to Acquire Synaptics to Enable the Next Generation of Intelligent Systems for Physical AI

•	Accelerates onsemi’s evolution, building on its strength in power and sensing to become a leading provider of intelligent systems — expanding from AI data centers into Physical AI

•	Increases onsemi’s total addressable market by $30 billion to $243 billion by 2030

•	Positions onsemi at the intersection of Power, Sense, Connected Compute and Control — the four pillars of Physical AI — which enable machines to sense, decide, act and adapt in the physical world

•	Would combine complementary portfolios to drive significant customer value and deepen customer engagements

SCOTTSDALE, Ariz. & SAN JOSE, Calif. – June 25, 2026 – onsemi (Nasdaq: ON) and Synaptics Incorporated (Nasdaq: SYNA) today announced they have entered into a definitive agreement under which onsemi has agreed to acquire Synaptics in an all-stock transaction, representing a total enterprise value of approximately $7 billion. The transaction value reflects a fixed exchange ratio of 1.350 shares of onsemi common stock for each Synaptics share and represents an approximately 19% premium to the volume weighted average closing prices of onsemi and Synaptics over the last 10 trading days.

The combination would accelerate onsemi’s evolution toward global leadership in intelligent systems. By adding Synaptics’ differentiated Edge AI compute franchise and strong portfolio of human-machine interface and wireless connectivity solutions, onsemi is expected to extend its capabilities beyond power and sensing to intelligent systems, delivering greater value to a broad range of end markets. Building on onsemi’s expertise in automotive, industrial and AI data center, the combined platform is intended to position onsemi at the center of Physical AI, with the potential to expand onsemi’s TAM by $30 billion to $243 billion by 2030.

“As artificial intelligence moves beyond the cloud and into the physical world, including automotive and industrial, the next phase of innovation will depend on systems that can sense, decide, act and adapt in real time,” said Hassane El-Khoury, President and CEO of onsemi. “This shift towards Physical AI will require Power, Sense, Connected Compute and Control to work together seamlessly. The addition of Synaptics helps position onsemi at the intersection of these four pillars, enabling us to capture a significantly larger AI opportunity that extends beyond AI data center and into edge applications. This transaction would add immediate connected compute capabilities, expand our software and ecosystem reach and position onsemi to deliver greater value as customers increasingly seek intelligent systems.”

“Today’s announcement marks an important step in accelerating Synaptics’ growth and leadership in Edge AI and Physical AI,” said Rahul Patel, Synaptics President and CEO. “Together with onsemi, we will combine Synaptics’ strengths in AI-native compute, connectivity, and human-machine interface with onsemi’s leadership in intelligent power and sensing to offer customers integrated solutions and development platforms across every layer of the Edge AI stack, deepening customer engagement and expanding across a greater total addressable market. The all-stock structure allows our shareholders to participate in the compelling growth and value creation opportunities ahead, and I look forward to working with the onsemi leadership team to help realize the full value of this combination.”

Compelling Strategic and Financial Rationale

The combination is expected to deliver substantial value:

•
Enables capabilities from AI Infrastructure to Physical AI: onsemi is already well-positioned across the AI infrastructure ecosystem, from the energy grid to the data center core. This transaction is expected to extend that reach to the intelligent edge, enabling onsemi to address additional end markets while enhancing its capabilities to become a provider of integrated, system-level solutions across Power, Sense, Connected Compute and Control. This compelling combination would enable systems that can sense, decide, act and adapt in real time across Physical AI applications, including autonomous driving, robotics, and AR/VR.

•
Adds a proven, scalable Edge AI connected compute platform to onsemi: Synaptics’ Astra platform combines purpose-built AI processors and NPUs for multimodal intelligence with an industry-leading wireless connectivity portfolio spanning Wi-Fi, Bluetooth and GPS and a full open-source software stack for rapid deployment.

•
Complementary portfolios designed to unlock significant revenue growth with scale: The combination of two highly complementary portfolios would allow onsemi to accelerate its innovation and product roadmap to capture higher dollar content per platform while fostering deeper long-term customer engagement. This is anticipated to increase onsemi’s exposure to higher-value, differentiated system solutions with embedded IP and software, supporting improved mix, margin expansion and durable growth.

•
Attractive financial profile: The transaction is expected to be accretive to non-GAAP EPS within 18 months of closing, with an expected $200 million in annual synergies and gross margins consistent with onsemi’s long-term financial model. onsemi remains committed to maintaining its existing capital return policy during the pendency period.

Transaction Details

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, Synaptics stockholders will receive 1.350 shares of onsemi common stock for each share of Synaptics common stock held at the time of closing, implying pro forma ownership of approximately 12% for Synaptics stockholders on a fully diluted basis.

As part of the transaction, one member of the Synaptics Board of Directors is expected to join onsemi’s Board of Directors.

The transaction is expected to close in mid-2027, subject to approval by Synaptics stockholders, the receipt of required regulatory approvals and other customary conditions.

onsemi and Synaptics Reiterate Previously Provided Financial Outlooks

As part of today’s announcement, onsemi is reiterating its financial outlook for the second fiscal quarter of 2026 provided on May 4, 2026. Synaptics is reiterating its financial outlook for the fiscal fourth quarter of 2026 provided on May 7, 2026.

Conference Call and Webcast Information

onsemi will host a conference call for the financial community at 5:00 p.m. Eastern Daylight Time (EDT) on June 25, 2026, to discuss the transaction announcement. A live webcast and related presentation materials will be available on onsemi’s IR site at http://www.onsemi.com. The webcast replay and presentation will be available following the call. Investors and interested parties can also access the conference call by pre-registering here.

Advisors

Morgan Stanley served as lead financial advisor to onsemi. J.P. Morgan Securities LLC also served as a financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP served as legal counsel to onsemi. Qatalyst Partners acted as exclusive financial advisor and Baker McKenzie served as legal counsel to Synaptics.

About onsemi

onsemi (Nasdaq: ON) delivers intelligent power and sensing technologies that enable electrification, energy efficiency, safety, and automation across automotive, industrial, and AI data center end-markets. With a highly differentiated and innovative product portfolio, onsemi helps customers solve complex challenges to achieve higher efficiency, improved performance, and lower system cost, while supporting a safer, cleaner, and more energy‑efficient world. The company is part of the S&P 500® index. Learn more at www.onsemi.com.

About Synaptics Incorporated

Synaptics (Nasdaq: SYNA) is driving innovation in AI at the Edge, bringing AI closer to end users and transforming how we engage with intelligent connected devices, whether at home, at work, or on the move. As a go-to partner for forward-thinking product innovators, Synaptics powers the future with its cutting-edge Synaptics Astra™ AI-Native embedded compute, wireless connectivity, and multimodal sensing solutions. We’re making the digital experience smarter, faster, more intuitive, secure, and seamless. From touch, display, and biometrics to AI-driven wireless connectivity, video, vision, audio, speech, and security processing, Synaptics is a force behind the next generation of technology enhancing how we live, work, and play.

Contact Information

onsemi

Parag Agarwal
Vice President - Investor Relations & Corporate Development
onsemi
(602) 244-3437
investor@onsemi.com

Krystal Heaton
Director, Head of Public Relations
onsemi
(480) 242-6943
Krystal.Heaton@onsemi.com

Synaptics

Munjal Shah
Vice President – Investor Relations
Synaptics
(408) 518-7639
munjal.shah@synaptics.com

Neeta Shenoy
Vice President, Marketing
Synaptics
(408) 518-7826
neeta.shenoy@synaptics.com

Cautionary Note Regarding Forward-Looking Statements

This communication relates to a proposed business combination transaction between Synaptics Incorporated and ON Semiconductor Corporation. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Synaptics’ and onsemi’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Synaptics and onsemi, all of which are subject to change.  Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology that convey uncertainty of future events or outcomes.

These forward-looking statements involve known and unknown risks and uncertainties, which may cause Synaptics’ or onsemi’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from regulators or the stockholders of Synaptics for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Synaptics or onsemi, including restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; (5) the ability of Synaptics and onsemi to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; (10) uncertainty as to the long-term value of onsemi’s common stock; (11) legislative, regulatory and economic developments; and (12) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Synaptics’ and onsemi’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Synaptics’ overall business, including those more fully described in Synaptics’ filings with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K for the fiscal year ended June 28, 2025, and its quarterly reports filed on Form 10-Q for the current fiscal year, and onsemi’s overall business and financial condition, including those more fully described in onsemi’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2025, and its quarterly reports filed on Form 10-Q for its current fiscal year. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Synaptics nor its management undertakes any obligation to update or revise any forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information about the Transaction and Where To Find It

The proposed transaction will be submitted to the stockholders of Synaptics for their consideration. In connection with the proposed transaction, onsemi will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Synaptics and that also constitutes a prospectus of onsemi. Each of Synaptics and onsemi will provide the proxy statement/prospectus to Synaptics stockholders. Synaptics and onsemi also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Synaptics or onsemi may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties on Synaptics Investor Relations at https://investor.synaptics.com/ (for documents filed with the SEC by Synaptics) or onsemi Investor Relations at https://investor.onsemi.com/ (for documents filed with the SEC by onsemi).

Participants in the Solicitation

Synaptics, onsemi, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Synaptics stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Synaptics stockholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about Synaptics’ executive officers and directors under the headings “Proposal 1 – Election of Directors,” “Director Compensation,” “Compensation Discussion and Analysis,” “Named Executive Officer Compensation Tables,” “CEO Pay Ratio Disclosure,” “Pay Versus Performance Disclosure” and “Beneficial Ownership of Certain Stockholders” in its definitive proxy statement filed with the SEC on September 16, 2025. To the extent holdings of Synaptics common stock by the directors and executive officers of Synaptics have changed from the amounts of Synaptics common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=817720&owner=exclude under the tab “Ownership Disclosures”.  You can find more detailed information about onsemi’s executive officers and directors under the headings “The Board of Directors and Corporate Governance,” “Compensation of Executive Officers” and “Stock Ownership” in its definitive proxy statement filed with the SEC on April 2, 2026. To the extent holdings of onsemi common stock by the directors and executive officers of onsemi have changed from the amounts of onsemi common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1097864&owner=exclude under the tab “Ownership Disclosures”.  Additional information about Synaptics’ executive officers and directors and onsemi’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available.